Operation (Details 1) - Movidesk Ltda. – Movidesk	12 Months Ended
Dec. 31, 2022
Valuation techniques used in business combination [abstract]
Description of assets acquired in business combination	Intangible assets – Allocation of the customer portfolio and digital platform
Description of valuation techniques used in business combination	The MPEEM methodology (Multi Period Excess Earnings Method) is mostly used to measure the value of primary assets or most important assets of a company. According to that method, in determining fair values, the cash flows attributable to all other assets are subtracted through a contributory asset charge (CAC). The MPEEM method assumes that the fair value of an intangible asset is the same as the present value of the cash flows attributable to that asset, less the contribution of other assets, both tangible and intangible ones.